                           THIRD AMENDMENT to that certain

Lease dated August 15, 1994 together with its Addendum, Second Addendum, First Amendment and Second Amendment thereto, copies of which are attached hereto and made a part hereof, between Waterfront Tower Partners, L.P. Landlord and SERENA Software International, formerly known as SERENA Consulting, Incorporated, Tenant.

Now therefore:

The above referenced Lease, its Addendums and Amendments thereto remain in full force and effect except as herein set forth:

     1. An additional 442 square feet is hereby added to the presently contracted 21,878 square feet for a total of 22,320 square feet. Said 442 square feet is located on the third floor (Suite 301) of 500 Airport Blvd. Burlingame, California, 94010 and is shown on Exhibit "A" attached hereto. Occupancy date is May 15, 1997.

     2. This amendment for the additional 442 square feet will be co-terminus with the lease terms set forth in the above referenced First Amendment. The rent schedule of the additional 442 square feet will be as follows:

     Months              Rent/mo.      Sq. ft rate
      1-12               $884.00             $2.00
     13-24               911.00               2.06
     25-36               937.00               2.12
     37-48               964.00               2.18
     48 to 7/31/2001     995.00               2.25

A summary of the rent schedule for the total square footage of 22,320 is attached as Exhibit "B". This summary will blend the above rent schedule with existing rent payments and will be modified to conform with the date of occupancy of Suite 301 and go into effect as of said occupancy date.

     3. The new space will be improved with Landlords Standard Tenant Improvements. Unless otherwise provided for in said plans, Landlord will complete work at Landlords expense.

     4. An additional Security Deposit of $995.00 shall be paid by Tenant to Landlord upon execution of this Amendment by both parties.

     5. Direct expenses Base Year to be 1997. Tenant's percentage of building space upon occupancy of 442 square feet with be 22.3%.

     6. Landlord is not represented by a Broker and is not liable for any brokerage fees unless otherwise provided herein.

We the undersigned, hereby agree to the terms and conditions herein set forth.

Date: 1997/5/27                         Date: 6/3/97
Tenant                                  Landlord
SERENA Software International           Waterfront Tower Partners L.P.
formerly known as SERENA                by Peninsula Office Mgmt. Inc.
Consulting Incorporated                 General Partner

by  /s/ Douglas D. Troxel               by  /s/ Angelo A. Orphan
    -------------------------               -------------------------
Douglas D. Troxel                       Angelo A. Orphan
Chief Technical Officer &               General Partner and President
Chairman of the Board

Correction of typographical error to:

Amendment dated May 10, 1996
- Item number 1, line 2 should read "17,332 square feet", not "17,322 square feet"

Second Amendment dated August 20, 1996
- Item number 1, line 2 should read "17,332 square feet", not "17,322 square feet"
- Item number 1, line 3 should read "21,878 square feet", not "21,868 square feet"

THIRD AMENDMENT

                                     Exhibit A

                                  [IMAGES OMITTED]

                                      EXHIBIT B

                               SERENA SOFTWARE LEASE

                           TERM AND MONTHLY RENT SUMMARY


                           Original Sq. Ft.          Add Space 2nd Flr   Add Space 3rd Flr    Add DT's Suite        Monthly Rent

Term Dates      No. Months     15,594                    1,738                4,546                 442                22,320
02/01/95 - 01/31/96    12       $1.25      $19,492.50                                                                  $19,492.50
02/01/96 - 07/31/96    5        $1.30      $20,272.20                                                                  $20,272.20

Beginning New 60 Month Lease Term
08/01/96 - 10/31/96    3        $1.30      $20,272.20    $1.60    $2,780.80                                            $23,053.00
11/01/96 - 01/31/97    3        $1.30      $20,272.20    $1.60    $2,780.80   $1.60   $7,273.60                        $30,326.60
02/01/97 - 04/31/97    3        $1.35      $21,051.90    $1.65    $2,867.70   $1.60   $7,273.60                        $31,193.20
05/01/97 - 09/30/97    5        $1.35      $21,051.90    $1.65    $2,867.70   $1.60   $7,273.60     $2.00   $884.00    $32,077.20
10/01/97 - 01/31/98    4        $1.35      $21,051.90    $1.65    $2,867.70   $1.65   $7,500.90     $2.00   $884.00    $32,304.50
02/01/98 - 09/30/98    8        $1.40      $21,831.60    $1.70    $2,954.60   $1.65   $7,500.90     $2.06   $910.52    $33,197.62
10/01/98 - 01/31/99    4        $1.40      $21,831.60    $1.70    $2,954.60   $1.70   $7,728.20     $2.06   $910.52    $33,424.92
02/01/99 - 09/30/99    8        $1.50      $23,391.00    $1.75    $3,041.50   $1.70   $7,728.20     $2.12   $937.04    $35,097.74
10/01/99 - 01/31/00    4        $1.50      $23,391.00    $1.75    $3,041.50   $1.75   $7,955.50     $2.12   $937.04    $35,325.04
02/01/00 - 09/30/00    8        $1.55      $24,170.70    $1.80    $3,128.40   $1.75   $7,955.50     $2.18   $963.56    $36,218.16
10/01/00 - 01/31/01    4        $1.55      $24,170.70    $1.80    $3,128.40   $1.80   $8,182.80     $2.18   $963.56    $36,445.46
02/01/01 - 07/31/01    6        $1.60      $24,950.40    $1.85    $3,215.30   $1.80   $8,182.80     $2.25   $994.50    $37,343.00